                               SUMMIT DESIGN ASIA, LTD.



                                SHAREHOLDERS AGREEMENT


                                  Dated May 12, 1998

                                      CONTENTS

ARTICLE I.     DEFINITIONS AND INTERPRETATIONS . . . . . . . . . . . . .    1

       1.1     Definitions . . . . . . . . . . . . . . . . . . . . . . .    1

       1.2     Interpretation  . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE II.    THE COMPANY . . . . . . . . . . . . . . . . . . . . . . .    3

       2.1     Repayment of Company Obligations  . . . . . . . . . . . .    3

               2.1.1     Repayment of Obligation Owing to Summit . . . .    3

               2.1.2     Repayment of Obligation Owing to Chamterry  . .    3

       2.2     Purpose . . . . . . . . . . . . . . . . . . . . . . . . .    3

       2.3     Charter Documents . . . . . . . . . . . . . . . . . . . .    3

       2.4     Capitalization  . . . . . . . . . . . . . . . . . . . . .    4

       2.5     Loans . . . . . . . . . . . . . . . . . . . . . . . . . .    4

               2.5.1     Loans to Company From Shareholders  . . . . . .    4

               2.5.2     Loans to ADC by the Company . . . . . . . . . .    4

               2.5.3     Additional Loans to ADC by the Company  . . . .    4

ARTICLE III.   MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . .    5

       3.1     Board of Directors  . . . . . . . . . . . . . . . . . . .    5

       3.2     Meetings of the Board . . . . . . . . . . . . . . . . . .    5

       3.3     Board Action  . . . . . . . . . . . . . . . . . . . . . .    5

       3.4     Matters Requiring Board Action  . . . . . . . . . . . . .    5

                                      -i-
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ARTICLE IV.    ACCOUNTING; BUDGETS, RECORDS AND REPORTS  . . . . . . . .    6

       4.1     Fiscal Year . . . . . . . . . . . . . . . . . . . . . . .    6

       4.2     Auditors  . . . . . . . . . . . . . . . . . . . . . . . .    7

       4.3     Accounting Principles . . . . . . . . . . . . . . . . . .    7

       4.4     Access to Records . . . . . . . . . . . . . . . . . . . .    7

       4.5     Reports . . . . . . . . . . . . . . . . . . . . . . . . .    7

ARTICLE V.     RESTRICTIONS ON TRANSFERS OF SHARES; ESCROW OF SHARES . .    8

       5.1     Restriction on Transferability  . . . . . . . . . . . . .    8

       5.2     Escrow of Shares  . . . . . . . . . . . . . . . . . . . .    8

ARTICLE VI.    TERMINATION . . . . . . . . . . . . . . . . . . . . . . .    9

       6.1     Term  . . . . . . . . . . . . . . . . . . . . . . . . . .    9

       6.2     Summit's Rights Upon a Termination Event  . . . . . . . .    9

               6.2.1     Summit Termination Event  . . . . . . . . . . .    9

               6.2.2     Summit's Rights Upon a Termination Event  . . .    9

ARTICLE VII.   CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . .   10

ARTICLE VIII.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . .   11

       8.1     Anam  . . . . . . . . . . . . . . . . . . . . . . . . . .   11

       8.2     Summit  . . . . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE IX.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . .   11

       9.1     Expense . . . . . . . . . . . . . . . . . . . . . . . . .   11

       9.2     Notices . . . . . . . . . . . . . . . . . . . . . . . . .   11

       9.3     Governing Law . . . . . . . . . . . . . . . . . . . . . .   13

                                      -ii-
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       9.4     Venue . . . . . . . . . . . . . . . . . . . . . . . . . .   13

       9.5     Entire Agreement  . . . . . . . . . . . . . . . . . . . .   13

       9.6     Amendment . . . . . . . . . . . . . . . . . . . . . . . .   13

       9.7     No Waiver . . . . . . . . . . . . . . . . . . . . . . . .   13

       9.8     Successors and Permitted Assigns  . . . . . . . . . . . .   13

       9.9     Counterparts  . . . . . . . . . . . . . . . . . . . . . .   14

       9.10    Severability  . . . . . . . . . . . . . . . . . . . . . .   14

       9.11    Further Assurances  . . . . . . . . . . . . . . . . . . .   14

       9.12    Limitation on Rights of Others  . . . . . . . . . . . . .   14

       9.13    Disclaimer of Agency  . . . . . . . . . . . . . . . . . .   14

       9.14    Record Ownership  . . . . . . . . . . . . . . . . . . . .   14


Exhibits

Exhibit A      1998 Business Plan
Exhibit B      Summit Agreements
Exhibit C      Distributor Agreement
Exhibit D      Escrow Agreement
Exhibit E      Memorandum and Articles of Association of the Company
Exhibit F      [Intentionally omitted]
Exhibit G      Shareholder Loan Agreements
Exhibit H      ADC Loan Agreement

                                      AGREEMENT

     THIS AGREEMENT dated as of May 12, 1998 is made and entered into by and among Anam S&T Co., LTD., a Korean corporation ("ANAM"), Summit Design, Inc., a Delaware corporation. ("SUMMIT") (individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS"), Summit Design Asia, Ltd., a Hong Kong Corporation (the "COMPANY") and K.W. Choi.


                                       RECITALS

       A. Anam and Summit each own 1 share of the issued and outstanding stock of the Company.

       B. The Shareholders desire to continue the Company as a joint venture upon the terms and conditions set forth herein.

       NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:


                                      ARTICLE I.
                           DEFINITIONS AND INTERPRETATIONS

1.1    DEFINITIONS

       Capitalized terms used in this Agreement shall have the following meanings:

       "1998 BUSINESS PLAN" means the Business Plan attached as Exhibit A hereto.

       "ADC" means Asia Design Corporation, Ltd., a Korean corporation.

       "AGREEMENT" shall mean this agreement, as it may hereafter be amended and supplemented.

       "ANAM" is defined in the introductory paragraph of this Agreement.

       "BOARD" is defined in Section 3.1.

       "CHAMTERRY" means Chamterry Enterprises Ltd., a Hong Kong corporation.

       "COMPANY" is defined in the introductory paragraph of this Agreement.

       "DIRECTOR" is defined in Section 3.1.

       "DISTRIBUTOR AGREEMENT" means the International Distributor Agreement (SDA and ADC) dated as of the date hereof between the Company and ADC in the form of Exhibit C hereto.

       "EDA" means Electronic Design Automation.

       "ESCROW AGREEMENT" means the Joint Escrow Instructions dated as of the date hereof among the Company, the Shareholders and Perkins Coie as escrow agent in the form of Exhibit D hereto.

       "INITIAL LOAN" is defined in Section 2.5.2.

       "SUMMIT" is defined in the introductory paragraph of this Agreement.

       "SUMMIT AGREEMENTS" means the International Distributor Agreement
(Summit and SDA) and Object Code License Agreement (under Summit Copyrights) dated as of the date hereof between the Company and Summit attached as Exhibit B hereto.

       "SUMMIT TERMINATION EVENT" is defined in Section 6.2.1.

       "TRANSFER" is defined in Section 5.1(a).

1.2    INTERPRETATION

       (a) Reference to a given Section, Recital or Exhibit is a reference to a Section, Recital or Exhibit of this Agreement, unless otherwise specified. The terms "hereof," "herein," "hereto," "hereunder" and "herewith" refer to this Agreement as a whole.

       (b) Except where otherwise expressly provided or unless the context otherwise necessarily requires: (i) references to a given law or rule are references to that law or rule as amended or modified as of the date on which the reference is made, (ii) reference to a given agreement or instrument is a reference to that agreement or instrument as originally executed, and as modified, amended, supplemented and restated through the date as of which reference is made to that agreement or instrument, and (iii) accounting terms have the meanings given to them by United States generally accepted accounting principles, applied on a consistent basis by the accounting entity to which they refer.

       (c) The singular includes the plural and the masculine includes the feminine and neuter, and vice versa. "INCLUDES" or "INCLUDING" means "INCLUDING, WITHOUT LIMITATION."

       (d) The Article and Section headings are for convenience only and neither limit nor amplify any of the provisions of this Agreement.


                                     ARTICLE II.
                                     THE COMPANY

2.1    REPAYMENT OF COMPANY OBLIGATIONS

       2.1.1   REPAYMENT OF OBLIGATION OWING TO SUMMIT

       Within three business days after the fundings pursuant to Section 2.5.1, the Company shall repay the outstanding liability owing to Summit, which the parties agree is in the amount of US$366,542.38.


       2.1.2   REPAYMENT OF OBLIGATION OWING TO CHAMTERRY

       Within three business days after the fundings pursuant to Section 2.5.1, the Company shall repay the loan from Chamterry to the Company, which the parties agree is in the amount of US$270,925.00.

2.2    PURPOSE

       The purpose of the Company shall be to manage the manufacturing and exclusive distribution of Summit products for the Asian market, excluding Japan, pursuant to the Summit Agreements. The Company shall be the exclusive distributor of Summit's EDA software products pursuant to the Summit Agreements, and shall appoint ADC as a non-exclusive distributor for the Asian market, excluding Japan, pursuant to the Distributor Agreement. The Company may enter into such additional arrangements with ADC or other parties as may be reasonably required to further the foregoing purposes.

       The Company shall not engage in any other business or activity without the written approval of all Shareholders.


2.3    CHARTER DOCUMENTS

       The Memorandum and Articles of Association of the Company are attached hereto as Exhibit E. The Memorandum and Articles of Association shall be amended to the extent necessary to conform to the provisions of this Agreement. Any other amendment to the Memorandum and Articles of Association of the Company shall require the written approval of all Shareholders. In the event of a conflict or inconsistency between this Agreement and the Memorandum and Articles of Association, this Agreement shall control.


2.4    CAPITALIZATION

       In accordance with its Memorandum and Articles of Association, the Company shall be permitted to have authorized, issued and outstanding only ordinary shares with par value Hong Kong $1 each. The Company shall not authorize or issue additional shares without the approval of all Shareholders. As of the date hereof, a total of 2 ordinary shares are issued and outstanding; 1 of such shares is held legally and beneficially by Summit and 1 of such shares is held beneficially by Anam and legally and of record by K.W. Choi.


2.5    LOANS

       2.5.1   LOANS TO COMPANY FROM SHAREHOLDERS

       On a date to be mutually agreed upon by Anam and Summit, each Shareholder shall make a loan to the Company in the amount of Seven Hundred Fifty Thousand United States Dollars (US$750,000) in accordance with a loan agreement in the form of Exhibit G hereto. These loans shall bear interest at the rate of five percent (5%), compounded and payable semiannually, with the principal balance due five years after the date hereof. These loans shall be guaranteed by ADC, and shall be secured by a first priority security interest in the property owned by ADC set forth on Schedule 2.5.1 hereto. Except as provided in this Section 2.5.1, no Shareholder shall make any loan to the Company except as approved by all Shareholders.

       2.5.2   LOANS TO ADC BY THE COMPANY

       On a date to be mutually agreed upon by Anam and Summit, the Company shall make a loan in the amount of Five Hundred Thousand United States Dollars (US$500,000) to ADC in accordance with a loan agreement in the form of Exhibit H hereto (the "INITIAL LOAN"). The Initial Loan shall bear interest at a rate of five percent (5%), compounded and payable semiannually, with the principal balance due three years after the date hereof.

       2.5.3   ADDITIONAL LOANS TO ADC BY THE COMPANY

       ADC may make additional requests for loans in any calendar quarter.
Such request shall be submitted with a current balance sheet, income statement and cash flow statement certified by ADC's controller to have been prepared, to the best of his or her knowledge, in the form and in accordance with the accounting principles required hereunder. Additionally, such request shall include a projected cash flow requirement for the succeeding three month period. If approved by the Board, the Company shall cause such funds to be transferred to ADC within ten business day after such approval and upon delivery by ADC of a loan agreement in the form of Exhibit H hereto.


                                     ARTICLE III.
                                      MANAGEMENT

3.1    BOARD OF DIRECTORS

       The Board of Directors of the Company (the "BOARD") shall be comprised of two persons (each, a "DIRECTOR"). The President of Summit and the President of Anam each shall be a Director. Each Shareholder shall agree to and take all acts (including the voting of shares) necessary to cause the election of such persons to the Board.

3.2    MEETINGS OF THE BOARD

       The Board shall meet at least twice each year. All Directors must be present to constitute a quorum at a meeting of the Board for the transaction of business. Directors may participate in meetings in person or by telephone. Meetings shall be held at such place and time as determined by the Board, PROVIDED, HOWEVER, for any period during which the Board cannot obtain an affirmative vote determining the location of Board meetings, then the Board meetings shall alternate between ADC's headquarters in Korea, and Summit's headquarters in the United States. Records of proceedings of the Board shall be prepared by a secretary appointed by the Board.

3.3    BOARD ACTION

       The Board shall act upon the unanimous vote of all Directors at a duly convened meeting of the Board. The Board also may take any action permitted to be taken at a meeting of the Board by written consent signed by all Directors.

3.4    MATTERS REQUIRING BOARD ACTION

       In addition to any requirements for Board action under applicable law, neither the Company, nor any employee or agent of the Company shall incur any costs or other obligations or make any decisions for or on behalf of the Company with respect to any of the following matters, unless specifically authorized by this Agreement or approved by the Board:

       (a) approval of any matter set forth in this Agreement requiring the mutual agreement of the Shareholders;

       (b)     capital contributions or loans;

       (c)     borrowing or other financing by the Company;

       (d) declaration, payment and distribution of any dividends from the Company;

       (e) dissolution or liquidation of the Company or the merger, consolidation or sale of substantially all of the assets of the Company;

       (f) hiring of any executive for the Company or the remuneration to any employee or agent of the Company;

       (g)     sale or other disposition of any material asset of the Company;

       (h)     bringing or settlement of any lawsuits;

       (i) entering into any transaction by the Company with any Shareholder or affiliated company or person of any Shareholder, including any employee or agent thereof;

       (j)     any change in the name or location of the Company;

       (k)     entering into of any contract or arrangement by the Company;

       (l) amendment to the Articles of Association or Memoranda of Association of the Company;

       (m)     approval of an annual budget for the Company;

       (n) authorization or issuance of any additional shares of the Company;

       (o)     action on behalf of the Company as a shareholder of ADC; and

       (p) election of officers of the Company and designation of their respective duties.

                                     ARTICLE IV.
                       ACCOUNTING; BUDGETS, RECORDS AND REPORTS

4.1    FISCAL YEAR

       The fiscal year of the Company shall be the calendar year.

4.2    AUDITORS

       The auditors for the Company shall be appointed by the Board, and for the first fiscal year shall be Coopers & Lybrand L.L.P., who shall review, examine and audit the books and records of the Company.


4.3    ACCOUNTING PRINCIPLES

       The books of account of the Company shall be maintained in accordance with Hong Kong accounting principles and will be translated to United States generally accepted accounting principles, on a quarterly basis to be supplied to Summit.

4.4    ACCESS TO RECORDS

       Each Shareholder through its duly authorized representatives shall be entitled, at its own expense and at all reasonable times to examine and make copies of any and all records, reports and documents which are under the control of the Company or which belong or relate to the Company or any undertaking, activity or operation of the Company.

4.5    REPORTS

       (a) Each Shareholder, at the Company's expense, shall be entitled, as promptly as possible after their preparation, to copies of all reports prepared by the Company in connection with all undertakings, activities and operations of the Company.

       (b) Each Shareholder, at its own expense, may within reason require the Company to furnish to it detailed statements to be compiled from the records and accounts of the Company, which relate to any undertaking, activity or operation of the Company.

       (c) Within fifteen (15) days after the end of each calendar quarter, the Company shall furnish to each Shareholder a balance sheet, income statement, and statement of cash flows, certified by the Company's accountants to have been prepared, to the best of his or her knowledge, in the form and in accordance with the accounting principles required hereunder.

       (d) Within twenty (20) days after the close of each fiscal year of the Company, the Company shall furnish to each Shareholder audited financial statements of the Company prepared by the Company's auditors.

                                      ARTICLE V.
                RESTRICTIONS ON TRANSFERS OF SHARES; ESCROW OF SHARES

5.1    RESTRICTION ON TRANSFERABILITY

       (a) All of the shares of the capital stock of the Company issued and outstanding at any time shall be subject to the restrictions on transferability contained in this Agreement, and each Shareholder hereby agrees that none of such capital stock of the Company, nor any right, title or interest therein now owned or hereafter acquired by either of them, shall be agreed to be or be sold, assigned, transferred, pledged, encumbered, hypothecated or in any other way disposed of, whether voluntary, involuntary, by operation of law or otherwise (a "TRANSFER"), and no Transfer whatsoever of any of the capital stock of the Company, or of any right, title or interest therein, whether voluntary, involuntary, by operation of law or otherwise, shall be valid or binding except as approved by all of the Shareholders. The Company shall be under no obligation to recognize as a shareholder of the Company any transferee of any of the Company's capital stock owned by a Shareholder, which was transferred to such transferee other than in compliance with the terms and restrictions of this Agreement and, unless so complied with, any transferee of such capital stock shall have no rights as a shareholder in the Company in respect of such capital stock.

       (b) Upon the execution of this Agreement, each certificate of shares of capital stock in the Company shall be endorsed by a legend as follows:

               "The shares of capital stock evidenced by this certificate are subject to the restrictions stated in, and are transferable only upon compliance with, the provisions of an Agreement dated as of the May 12, 1998 between the Shareholders of the Company."

5.2    ESCROW OF SHARES

       Each Shareholder shall deliver all of the shares of the Company owned by it to Perkins Coie (Hong Kong) Limited, as escrow agent, in accordance with the Escrow Agreement.

                                     ARTICLE VI.
                                     TERMINATION

6.1    TERM

       The term of the Company shall be perpetual. The Company may be terminated at any time by mutual agreement in writing between the Shareholders or as otherwise provided by law. In such event the Board shall do all acts necessary to promptly dissolve the Company and wind up its affairs.

6.2    SUMMIT'S RIGHTS UPON A TERMINATION EVENT

       6.2.1   SUMMIT TERMINATION EVENT

       Any of the following shall be deemed a "SUMMIT TERMINATION EVENT," which shall give Summit the rights set forth in Section 6.2.2 below:


               (a) ADC does not have operating profit for at least one calendar quarter during 1998 in excess of One Hundred Thousand United States Dollars ($100,000), based upon a determination at the end of 1998;

               (b) ADC's EDA software sales revenue for 1998 is less than 80 percent of the amount set forth for EDA software sales in the 1998 Business Plan;

               (c) ADC incurs an operating loss for any calendar quarter greater than One Hundred Thousand United States Dollars (US$100,000);

               (d) The Board of Directors of ADC fails to approve an annual budget and business plan for the Company for any fiscal year on or before the first day of such fiscal year;

               (e) ADC's revenue or operating profit for any fiscal year is less than 80 percent of that provided in the budget and business plan for such year; or

               (f)  ADC defaults on any loan from the Company to ADC.

       6.2.2   SUMMIT'S RIGHTS UPON A TERMINATION EVENT

       Upon the occurrence of a Summit Termination Event as set forth in
Section 6.2.1, Summit, in its sole discretion, may, by providing notice to the Company within one hundred and eighty (180) days of such Summit Termination Event (or such longer period as may be mutually agreed by Summit and the Company) elect any one or more of the following:

               (a) Summit may cancel any or all distribution or sub-distribution agreements entered into by the Company pursuant to the Summit Agreements;

               (b) Summit and the Company may exchange all of their shares of ADC for all of the outstanding shares of the Company not then owned by Summit; and

               (c) If Summit elects to exchange all of its shares of ADC pursuant to paragraph (b) of this Section 6.2.2, then (i) Summit may demand that ADC assume all then outstanding loan obligations of the Company to its shareholders other than Summit without compensation or consideration paid by the Company to ADC, (ii) Anam shall cause any Director of the Company that is affiliated with Anam to resign as a Director, (iii) the Company shall take such actions as are necessary to eliminate bank signature authority of such persons as Summit may specify, (iv) Summit shall cause any member of the board of directors of ADC that is affiliated with Summit to resign as a director of ADC, and (v) ADC may take such actions as are necessary to eliminate bank signature authority over ADC's bank accounts of such persons as Anam may specify. Upon completion of such assignment to, and assumption by, ADC, and of the other matters specified above, ADC's Guarantee of Summit's loan to the Company shall terminate, together with the Security Agreement securing such guarantee.

Summit may exercise all or any of the above options after a Summit Termination Event without restriction so long as Summit is a shareholder of the Company. Anam hereby (i) agrees to take all necessary action to cause ADC to assume the loans pursuant to paragraph (c) of this Section 6.2.2, (ii) consents to the assumption of such loans by ADC and, in the event of such assumption, releases the Company of all liability therefor, and (iii) agrees to take all actions requested by Summit in order to effect the exchange of shares and other actions contemplated by paragraph (b) and this paragraph (c) of this Section 6.2.2.

                                     ARTICLE VII.
                                   CONFIDENTIALITY

       Each Shareholder and the Company shall keep strictly confidential and not disclose to any third party, except to its employees or agents on a must-know basis, the confidential business aspects of the Company, except as may be required in connection with filings with governmental agencies or courts or as otherwise required under applicable law. To the extent that information pertaining to the confidential aspects of business of the Company is revealed, each Shareholder and the Company shall use their respective best efforts to have the persons receiving such information maintain it in confidence.


                                    ARTICLE VIII.
                            REPRESENTATIONS AND WARRANTIES

8.1    ANAM

       Anam hereby represents and warrants to Summit and to the Company that Anam is a corporation duly formed, validly existing and in good standing under the laws of the Republic of Korea with full corporate power and authority to enter into and perform this Agreement in accordance with its terms. Anam, as beneficial owner of one share of the Company's stock, has all required right and authority to cause the legal and record owner of such stock to take any and all actions necessary for Anam to comply with its obligations under this Agreement and any related agreements.

8.2    SUMMIT

       Summit hereby represents and warrants to Anam and the Company that Summit is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to enter into and perform this Agreement in accordance with its terms.

                                     ARTICLE IX.
                                    MISCELLANEOUS

9.1    EXPENSE

       The costs incurred by each Shareholder, except legal and accounting costs, in respect of the preparation, negotiation or execution of this Agreement or any Exhibit hereto shall be borne by the Shareholder incurring such costs and shall not be deemed an expense of the Company. The Company shall reimburse each Shareholder for the legal and accounting costs incurred by such Shareholder in respect of the preparation, negotiation or execution of this Agreement and any Exhibit hereto.

9.2    NOTICES

       All notices, consents, instructions, and requests authorized or required to be given or made by or pursuant to this Agreement shall be given or made in writing and either personally served on an officer of the party to whom it is given or by certified/registered letter, postage prepaid or sent by facsimile transmission addressed as follows:

     If to Summit:       Summit Design, Inc.
                         9305 SW Gemini Drive
                         Beaverton, OR  97008
                         USA
                         Attention:  Larry Gerhard
                         Fax No.:  503-646-9320

     Copy to:            Perkins Coie
                         1211 SW Fifth Avenue
                         Suite 1500
                         Portland, OR  97008
                         USA
                         Attention:  Roy W. Tucker
                         Fax No.:  503-727-2222

     If to Anam:         Anam S&T
                         3rd Floor Anam Building
                         154-17 Samsung-Dong Kangnam-Ku
                         Seoul Korea  135090
                         Attention:  Stephen Kim
                         Fax No.:  822-553-2132

     Copy to:            Barlow Lyde and Gilbert
                         4010 Jardine House
                         1 Connaught Place
                         Central, Hong Kong
                         Attention:  Camille Jojo
                         Fax No.:  852-2810-5994

     If to the Company:  Summit Design Asia, Ltd.
                         Suite 704, Tower 2, Silvercord
                         Canton Road, T.S.T. Hong Kong

or at such address or facsimile number as a Shareholder may specify by notice to the other Shareholder. Notices, consents, instructions, and requests shall be deemed served or given, if mailed, on the tenth (10th) day after the date of mailing, and if sent by facsimile transmission, on the day after they are transmitted, and if delivered, on the date of such delivery.

9.3    GOVERNING LAW

       This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the choice of law provisions of the State of Oregon or any other jurisdiction.

9.4    VENUE

       The parties hereby irrevocably submit in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby to the jurisdiction of the United States District Court for the District of Oregon located in Multnomah County, Oregon and waive any and all objections to jurisdiction that they may have under the laws of the State of Oregon, the United States, Hong Kong, or the Republic of Korea.

9.5    ENTIRE AGREEMENT

       This Agreement and the other agreements and documents referred to herein constitute the entire agreement between the Shareholders with respect to the Company and supersede all other prior representations, negotiations, writings, memoranda and agreements with respect thereto.

9.6    AMENDMENT

       No modification, variation or amendment to this Agreement shall be of any force unless such modification, variation or agreement is in writing and has been signed by all of the Shareholders.

9.7    NO WAIVER

       No waiver of any breach of this Agreement or any of the terms hereof shall be effective unless such waiver is in writing and signed by the party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

9.8    SUCCESSORS AND PERMITTED ASSIGNS

       Subject to the provisions hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

9.9    COUNTERPARTS

       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

9.10   SEVERABILITY

       If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.11   FURTHER ASSURANCES

       Each Shareholder shall execute such assignments, endorsements, evidences of transfer and other instruments and documents and shall give further assurances as shall be necessary to perform its obligations hereunder and shall execute such estoppel and other documents as are reasonably requested by any other Shareholder regarding the status of the Company.

9.12   LIMITATION ON RIGHTS OF OTHERS

       This Agreement is entered into by the Company and the Shareholders for the exclusive benefit of the Company, the Shareholders, and their successors and permitted assigns. This Agreement is not intended for the benefit of any creditor of the Company or any other Person. No creditor or third party shall have any rights under this Agreement or under any other agreement between the Company and any Member with respect to any contribution to the Company or otherwise.

9.13   DISCLAIMER OF AGENCY

       This Agreement does not create any entity or relationship beyond the scope set forth herein, and except as otherwise expressly provided herein, this Agreement shall not constitute any Shareholder the legal representative or agent of the other, nor shall any Shareholder or any affiliate of a Shareholder have the right or authority to assume, create or incur any liability or obligation, express or implied, against, in the name of or on behalf of any other Shareholder or the Company.

9.14   RECORD OWNERSHIP

       By signing in the space provided below, K.W. Choi, as long as he remains legal and record owner of the stock of the Company beneficially owned by Anam, agrees to take any and all such action necessary to permit Anam to comply with its obligations under this Agreement, including, without limitation executing such instruments of transfer and taking such other actions as may be required to effect any exchange of shares elected by Summit pursuant to Section 6.2.2. K.W. Choi agrees not to take any action to transfer record ownership of such stock except to Anam, or otherwise in accordance with this Agreement unless the other parties hereto approve of such transfer in writing.

       IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.


                         SUMMIT DESIGN ASIA, LTD.,
                           a Hong Kong corporation

                         By:  /s/ K.H. Kwon
                             ----------------------------------
                         Name:   K.H. Kwon
                               --------------------------------
                         Title:  Director


                         By:  /s/ K.W. Choi
                             ----------------------------------
                         Name:   K.W. Choi
                               --------------------------------
                         Title:  Director


                         SUMMIT DESIGN, INC.

                         By:  /s/ C. Albert Koob
                             ---------------------------------
                         Name:   C. Albert Koob
                               -------------------------------
                         Title:  Chief Financial Officer
                                ------------------------------


                         ANAM S&T CO., LTD

                         By:  /s/ Stephen M. Kim
                             ---------------------------------
                         Name:   Stephen M. Kim
                               -------------------------------
                         Title:  President
                                ------------------------------

                                 /s/ K.W. Choi
                         ---------------------------------

                                     K.W. Choi

                                     EXHIBIT A

                                        TO

                              SUMMIT DESIGN ASIA, LTD.

                               SHAREHOLDERS AGREEMENT

                                     EXHIBIT B

                                        TO

                               SUMMIT DESIGN ASIA, LTD.

                                SHAREHOLDERS AGREEMENT

                                   EXHIBIT C

                                      TO

                           SUMMIT DESIGN ASIA, LTD.

                            SHAREHOLDERS AGREEMENT

                                   EXHIBIT D

                                      TO

                           SUMMIT DESIGN ASIA, LTD.

                            SHAREHOLDERS AGREEMENT

                                   EXHIBIT E

                                      TO

                           SUMMIT DESIGN ASIA, LTD.

                            SHAREHOLDERS AGREEMENT

                                   EXHIBIT F

                                      TO

                           SUMMIT DESIGN ASIA, LTD.

                            SHAREHOLDERS AGREEMENT


                           [INTENTIONALLY OMITTED]

                                   EXHIBIT G

                                      TO

                           SUMMIT DESIGN ASIA, LTD.

                            SHAREHOLDERS AGREEMENT

                                   EXHIBIT H

                                      TO

                           SUMMIT DESIGN ASIA, LTD.

                            SHAREHOLDERS AGREEMENT